Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES
8.	INCOME TAXES

No provision or benefit for federal or state income taxes has been recorded for the years ended December 31, 2025 and 2024, as the Company incurred net losses for the periods presented and has recorded a full valuation allowance against its deferred tax assets.

During 2025, the Company redomiciled from California to Nevada. Nevada does not impose a corporate income tax; accordingly, the Company’s effective tax rate no longer includes a state income tax component beginning in 2025.

At December 31, 2025 and 2024, the Company had federal and state net operating loss (“NOL”) carryforwards of approximately $12,309,420 and $3,932,470, respectively. Federal NOLs generated after December 31, 2017 do not expire; however, utilization is limited to 80% of taxable income in any future year.

Utilization of the Company’s NOL carryforwards may be subject to annual limitations under Section 382 of the Internal Revenue Code, and similar state provisions, if an ownership change were to occur. Such limitations could result in the expiration of NOLs before full utilization.

Deferred Tax Assets and Liabilities

Significant components of the Company’s net deferred tax assets as of December 31, 2025 and 2024, are as follows:

	2025	2024

Deferred tax assets (liabilities):
Net operating loss carryforwards	$2,613,978	$1,166,108
Equity Based Compensation	14,119,653	3,701,986
R&D Expenses	-	219,744
Accrued Expenses	444,042	353,987
Change in FV of convertible note	65,206	53,738

Total gross deferred tax assets	17,242,789	5,495,563
Less: valuation allowance	(17,242,789)	(5,495,563)
Total net deferred tax assets	$-	$-

A valuation allowance is required when, based on available evidence, it is more likely than not that deferred tax assets will not be realized. In evaluating realizability, management considers cumulative historical losses, projected future taxable income, reversal of existing taxable temporary differences, and feasible tax planning strategies.

Due to cumulative losses and the absence of sufficient objectively verifiable positive evidence of future taxable income, management has concluded that it is more likely than not that the deferred tax assets will not be realized. Accordingly, a full valuation allowance has been recorded as of December 31, 2025 and 2024.

The valuation allowance increased by $ 11,735,012 and $ 2,733,136 during the years ended December 31, 2025 and 2024, respectively.

Uncertain Tax Positions

The Company accounts for uncertain tax positions in accordance with ASC 740-10. The Company had no unrecognized tax benefits as of December 31, 2025, and 2024.

The Company recognizes interest and penalties related to uncertain tax positions as income tax expense. No interest or penalties were recorded during the periods presented.

Because the Company has NOL carryforwards, tax years remain open to examination by federal and state taxing authorities for all years in which the NOLs may be utilized.

Effective Tax Rate Reconciliation

The Company’s effective income tax rate for the years ended December 31, 2025 and 2024 differs from the U.S. federal statutory rate primarily due to the impact of the valuation allowance, as follows:

	2025		2024
	$	%	$	%
U.S. federal statutory income tax rate	(17,242,789)	21.00%	(4,140,453)	21.00%
State and local income taxes, net of federal benefit	-	0.00%	(1,355,110)	6.87%
Changes in valuation allowances	17,242,789	(21.00)%	5,495,563	(27.87)%
Effective income tax expense (benefit)	-	0.00%	-	0.00%

The decrease in the state income tax rate component in 2025 is due to the Company’s change in state of incorporation from California to Nevada during the year. Nevada does not impose corporate income tax.